                                                                       [GRAPHIC]

 THE FOREIGN & COLONIAL
 EMERGING MIDDLE EAST FUND, INC.

 ANNUAL REPORT
 OCTOBER 31, 1999

 [LOGO]
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GENERAL INFORMATION

THE FUND

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). Its investment objective is long-term capital appreciation through investments primarily in equity securities of Middle East issuers. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of emerging Middle East issuers. The balance of the Fund's assets are invested in equity and corporate debt securities of other Middle East issuers and sovereign debt obligations of Middle East countries.

THE INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited ("FCEM" or the "Investment Adviser"), an indirect wholly-owned subsidiary of Foreign & Colonial Management Ltd., is the Fund's investment adviser.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "ForClE" or "ForegnColon". The Fund's NYSE trading symbol is "EME".

Net asset value and market price information regarding the Fund's shares is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers. All inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, State Street Bank and Trust Company, at 800-426-5523.

DISCOUNT TO NET ASSET VALUE

The Board of Directors regularly monitors the Fund's discount to net asset value and in that connection, has considered various options to address the discount, including share repurchase programs, tender offers and open-ending the Fund. The Board believes, however, that these options would not be in the best interests of all stockholders.

Therefore, at a meeting held on December 10, 1998, the Fund's Board of Directors resolved that if the average weekly discount of the Fund's shares for the fiscal year ending October 31, 2000 is equal to or greater than 15%, it is the Board's current expectation that it would submit to stockholders a proposal to liquidate the Fund at the following annual meeting of stockholders, absent unusual market or other conditions that exist at that time.

The Board continues to be strongly of the view that a closed-end format rather than an open-end format is the most suitable vehicle for investment in the relatively illiquid markets of the Middle East. The Fund was established only five years ago and was designed as a long-term investment vehicle. The Fund has experienced positive performance and in that regard, the Fund's cumulative net asset value total return from the period since inception through October 31, 1999 was approximately 38%. In addition, FCEM actively promotes analyst coverage of and investor interest in the Fund, with the expectation that increased demand for Fund shares will help narrow the discount. FCEM also continues to believe that investing in Middle East issuers will provide attractive long-term growth opportunities.

The Board, however, recognizes that while a substantial discount exists, stockholders cannot realize the full value of their Fund shares through the sale of the shares on the open market. For this Fund, liquidation is the most certain and practical way to ensure the realization of close to full value. Liquidation, however, terminates the opportunity that the Fund represents for its stockholders, which is to have a diverse investment in a region of otherwise relatively illiquid markets. Balancing the interests of stockholders in realizing closer to full value at some point against the long-term nature of an investment in the Fund, the Board currently expects to conclude that, if a discount persists as described, the end of 2000 is an appropriate time to propose liquidation to the stockholders. This is, in the Board's view, the most practical alternative available to the Fund.

YEAR 2000 PROCESSING ISSUE

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on

January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it is implementing steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund has developed contingency plans intended to assure that third-party noncompliance will not materially affect the Fund's operations. Based upon reports provided by its service providers, the Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on its ability to continue its operations.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

TAX INFORMATION

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (October 31, 1999) as to the U.S. federal tax status of long-term capital gain distributions received by the Fund's shareholders in respect of such fiscal year. Accordingly, during the fiscal year ended October 31, 1999, the Fund paid to shareholders $0.5480 per share from net long-term capital gains. There were no dividends which would qualify for the dividend received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Shareholders are advised to consult their tax advisers with respect to the tax consequences of their investment in the Fund.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividends.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

OTHER INFORMATION

Since October 31,1998, there have been no: (i) material changes in the Fund's investment objectives or policies; (ii) changes to the Fund's charter; (iii) material changes in the principal risk factors associated with investment in the Fund; or (iv) change in the person primarily responsible for the day-to-day management of the Fund's portfolio.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Dividend Reinvestment Plan (the "Plan"), shareholders whose shares are registered in their own names are deemed to have elected to have all distributions (net of any applicable U.S. withholding tax) reinvested automatically in additional shares of the Fund by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless such shareholders elect to receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares a dividend or capital gain distribution payable either in the Fund's shares or in cash, as shareholders may have elected, participants in the Plan will receive shares of the Fund, as outlined below. Whenever the market price per share is equal to or exceeds the net asset value per share as of the valuation date, participants will be issued new shares at a price per share equal to the greater of (a) the net asset value per share on that date or (b) 95% of the market price per share on that date. The valuation date will be the dividend or distribution payment date or if that date is not a trading day on the NYSE, the immediately preceding trading day. The Fund will not issue shares under the Plan at a price below net asset value. If net asset value exceeds the market price of the Fund's shares on the valuation date, or if the Fund should declare a dividend or capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, purchase shares in the open market, on the NYSE or elsewhere, for the participants' accounts on or shortly after the payment date. If, prior to the Plan Agent completing its purchases, the market price per share exceeds net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share of the Fund, resulting in the acquisition of fewer shares than if the dividend or capital gain distribution had been paid in shares issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the entire dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests that the Plan Agent sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $2.50 fee plus brokerage commission.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information required by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions is borne by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gain distributions.

The automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. To the extent dividends and distributions are reinvested in additional shares issued by the Fund, participants should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the valuation date, of the shares received (regardless of the net asset value of the shares on the valuation date), and should have a cost basis in such shares equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as receiving a cash distribution that such shareholder would have received had it not elected to have such distribution reinvested.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid (i) subsequent to notice of the change sent to all shareholders of the Fund at least 90 days prior to the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' prior written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8209, Boston, Massachusetts 02266-8209.

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REPORT OF THE INVESTMENT ADVISER

Dear Shareholder:

We are pleased to present the annual report of The Foreign & Colonial Emerging Middle East Fund Inc. (the "Fund") for the fiscal year ended October 31, 1999 (the "Fiscal Year"). During the Fiscal Year, the Fund's net asset value total return was 7.1% in US$ terms.

EGYPT

The re-election of President Mubarak in October's election was expected, as he was the sole candidate, but the scale of his victory (94% of the electorate) provides a degree of comfort for the long-term political stability of the country. Mubarak's post election cabinet reshuffle provided even more encouragement, particularly the increase in the responsibilities of the Minister of Economy Youssef Boutros-Ghali, who is well-respected by the international community.

The general macroeconomic environment remains healthy with robust growth, a solid fiscal situation and a benign inflation environment. One area of minor concern is the external sector, where the Egyptian pound has come under pressure due to a shortage of foreign currency in the economy. This problem has eased somewhat due to an increase in export revenue as both tourism receipts and oil exports have increased substantially over the past year.

The Egyptian stock market has had a reasonable twelve months, increasing by 13.8% in US$ terms. The main catalyst for the market advance was provided by the post election cabinet reshuffle and the renewed commitment to the government's privatization program, as evidenced by the strategic sales in the cement sector. Attention however remains largely confined to a small number of the leading stocks particularly in the telecommunications and bank sectors.

TURKEY

The past twelve months have been turbulent even by Turkish standards. The April elections resulted in the Democratic Left Party (DSP), led by former Prime Minister Bulent Ecevit, gaining the largest number of seats. After a period of lengthy negotiation the DSP formed a three party coalition government with former Prime Minister Mesut Yilmaz's Motherland Party (ANAP) and the nationalist MHP party headed by Devlet Bahceli, who became the second largest party after a surprising surge in popularity.

Despite initial skepticism, the government embarked on an ambitious economic reform program aimed at tackling Turkey's perennially high inflation rate and massive budget deficit. Impressively, even August's tragic earthquake, which struck the Marmara region near Istanbul killing thousands, was unable to de-rail the government's reforms, and the credibility of the Ecevit administration has continued to increase. The two key reforms have been social security and international arbitration and these, together with the new tax proposals in the 2000 budget, appear to be sufficient to secure a stand-by arrangement from the IMF.

The Turkish stock market has reacted enthusiastically to the government's economic reforms and the increasingly likely prospect of an International Monetary Fund stand-by arrangement, surging by 78.8% in US$ terms over the past twelve months. Banking stocks in particular have been one of the main beneficiaries of the decrease in interest rates, due to the substantial increase in the value of their large T-Bill holdings.

ISRAEL

The main political development over the last twelve months was Ehud Barak's resounding victory in the national elections held earlier this year. The victory was seen as a mandate to advance the peace process after limited progress under Netanyahu. However, Barak's victory was not reflected in a strong parliamentary majority, forcing him to form a multi-party coalition. Thus far this has not proved problematic. The commitment of this government to the peace process has led to a U.S. brokered peace accord. As part of this process, the two parties will work toward the formation of a framework for the resolution of the most difficult issues by February 2000. A final agreement on all these issues is to be signed by October 2000.

On the economic front, there is strong evidence of recovery after more than six quarters of slowdown. 2000 GDP growth is likely to exceed 4%, with indications of heating up in the last two quarters of this year. Barak has committed to follow policies that will foster, rather than constrain, this trend.

Inflationary expectations have been lowered, as Y2K inspired currency weakness has not taken place. 1999 Inflation is expected to finish at about 2.5%. With the Bank of Israel interest rate at 11.2%, real rates are now more than 8%. Although the new Central Bank governor, following Frankel's resignation, has not yet been appointed, the market expectation is for a series of gradual rate cuts, in the range of 150-200 basis points, over the course of 2000.

In the twelve months ended October 1999, the stock market has risen by 47.2% in US$ terms. Performance was particularly strong in the run up to Barak's summer victory. Since then, the better outlook for corporate earnings as well as the strength of technology stocks have been the main contributory factors.

MOROCCO

The main political event of the past year has been the death of King Hassan II, the region's longest serving monarch. Following a smooth transition of power, his son Mohammed IV is now the new ruler. Although the monarchy enjoys wide popular support, a number of social problems need to be addressed, not least an urban unemployment rate of around 22%. As far as regional affairs are concerned, expectations for improvement in the relations with Algeria have been raised but no concrete steps forward have been made.

Poor weather conditions have depressed GDP, which is expected to stay flat in 1999. Consensus forecasts for the next year are for growth in the range of 3-4% but the actual outcome will, as always, depend on the amount of rainfall. In line with the 1999 growth profile, the inflation environment has remained benign with a slight acceleration expected in 2000. Reserves currently stand at around $5.9 billion, seven months import cover. The privatization program is likely to accelerate, with the national telecoms and airline operators as key items on the agenda.

The stock market fell by 13.1% in US$ terms over the past twelve months. It has therefore exhibited a marked negative correlation with other global emerging markets. Although the local mutual fund industry has continued to thrive, the focus is now on bond rather than equity funds. At present, valuations stand at around 19 times 1999 earnings, still considered expensive by most foreign investors.

BAHRAIN

The death of Sheikh Isa in March 1999 and the emergence of his son, Sheikh Hamid, as the new Emir has raised expectations for political reform. The new ruler has in the past been an advocate of dialogue and reconciliation between the two Muslim communities, the Sunnis and the Shias. The majority Shia population has traditionally been excluded from all important government positions, in favor of the Sunni minority to which the ruling family belongs. In a move forward, the government recently announced plans to set up a six-member panel to advise on human rights issues. This is in line with the pledge of the new monarch to eliminate discrimination.

Although much more diversified than its neighbors, Bahrain is still a beneficiary of the higher oil prices. The half year numbers on the fiscal and trade position were better than expected. Balance of trade figures for the first half of 1999 show a surplus of $218 million, compared to a deficit of $33 million for the same period of last year.

The index fell by 6.3% in US$ terms in the twelve months to the end of October in a generally featureless market. In November 1999 Bahrain became a constituent of the IFC Global composite index.

TUNISIA

As expected, the president, Zine al-Abedine Ben Ali and his party, the Rassemblement Constitutionnel Democratique (RCD) swept to victory in the October elections securing a further five year term with a 99.4% majority. In one of the first acts of his new term, Ben Ali appointed economist Mohamed Ghannouchi as Prime Minister raising optimism that the economy remains set for steady growth.

The macroeconomic outlook continues to be fairly healthy. GDP growth should exceed 6% in 1999 with a similar level targeted for 2000. On the external side, the current account deficit is expected to narrow towards 1% of GDP by the end of next year due to a forecast increase in tourism revenues and foreign remittances.

The Tunisian stock market has had an impressive twelve months, increasing by 57.0% in US$ terms over the past year. The performance of the index has been assisted by a number of successful stock market floatations as well as government measures to stimulate trading.

OMAN

Sultan Qaboos Bin Said remains firmly in control and in good health. Given that he is not married, the issue of succession is a topic of concern locally, however, according to officials, there is a well-defined transition process in place and the Sultan has already nominated his successor.

With oil representing approximately 35% of GDP and 76% of exports, the dramatic rise in the oil price has provided a welcome boost. Despite this, government revenues for the first eight months of 1999 stood at 979 million Omani Riyals, compared to 1.2 billion Omani Riyals in 1998. Oil revenue, in particular, was down to 602 million Omani Riyals, compared to 842 million Omani Riyals in 1998. These numbers confirm that the impact of the oil price collapse of last year is not yet over and the government is continuing in its efforts to diversify the economy. In addition to the utilization of the natural gas reserves, plans have recently been announced to develop the entire Sohar area into a major industrial complex. In parallel, privatization efforts have accelerated with plans to sell a 15% stake in the Oman Telecommunications Company in early 2000.

The market lost 5.4% in US$ terms in the twelve months ended October 1999. A partial recovery has parallelled the strength in the oil prices, mostly in the second quarter of 1999. Recently, the upward trend has been broken on concerns over the impact on the banking sector of new lending regulations. In
November 1999, Oman became a constituent of the IFC Global composite index.

JORDAN

The emergence of King Abdullah as the new ruler, following the death of King Hussein, caught many by surprise. Although the new King enjoys public support, he is politically inexperienced and his authority may be open to challenge. King Abdullah supports attempts for reconciliation with Israel and following the election of Ehud Barak as Israeli Prime Minister, the outlook for bilateral relations has improved. Relations with Iran are also improving and a three-year agreement for export of potash and fertilizer has been signed.

Jordan is an indirect beneficiary of the higher oil price through its reliance on financial aid from the Gulf. The latest GDP growth estimates for the current year stand at 2%, with 3-4% growth budgeted for the next year. The budget deficit is projected to fall modestly to 7% of GDP in 2000, from an expected 7.8% in 1999. There has been some progress on privatization, with a 33% stake of Jordan Cement Factories sold to Lafarge earlier in the year, at a substantial premium to the market price. Furthermore, the Deputy Prime Minister recently stated that the government has started talks with France Telecom for the sale of 40% of Jordan Telecom. S&P have upgraded the outlook for Jordanian debt from negative to stable.

The market lost 2.6% in US$ terms in the course of the twelve months ended October 1999. Following a good start to the year, the index has been in continuous decline since mid March due to the lack of foreign participation. The privatization of the national telecoms operator is frequently put forward as a potential trigger for the market.

LEBANON

The political scene in Lebanon has been characterized by an on-going war of words between President Lahoud's new administration and former Prime Minister Rafiq Hariri, who is concerned by what he perceives as a witch-hunt against both himself and his supporters. The conflict between these two powerful figures is continuing to undermine attempts to forge a consensus on economic policy in the country.

On the fiscal side the government appears to be on track to meet its budget deficit target of 40% of expenditure (the preferred measure). However this figure should be treated with caution, as off-budget expenditure can be substantial and is not normally disclosed until after the final budget figures for the year are revealed.

On the stock market, the appointment of a new supervisory board has not led to an increase in market activity with turnover a fraction of the levels of 1998. The performance of the local index has been equally unimpressive falling by 31.6% in US$ terms over the past year amid a climate of investor apathy.

OUTLOOK

The outlook for the region remains encouraging due to a return to favor for the emerging market asset class in general and increasing participation in the EMEA region by foreign investors. Our two favored markets are Egypt, which in our view continues to be attractive on both a top-down and bottom-up basis and Turkey, which in our view is potentially on the threshold of transforming its economy. We remain cautious on Lebanon due to the poor macroeconomic outlook and lack of political direction. Elsewhere in the region, the recovery in oil prices is feeding through to benefit the fiscal position of the Gulf countries.

We are pleased to announce that on April 21, 1999 David McIlroy was appointed to the position of Co-Portfolio Manager for the Fund. Since 1994, Mr. McIlroy has been a Senior Fund Manager with Foreign & Colonial Emerging Markets Limited.

We continue to believe that investing in the Middle-Eastern equity markets, including markets of smaller countries, will provide attractive long-term growth. We appreciate your interest in the Fund and would be pleased to respond to your questions or comments.

Respectfully,

Jeff Chowdhry/David McIlroy
Co-Portfolio Managers

THE FOREIGN & COLONIAL
EMERGING MIDDLE EAST FUND INC.
DECEMBER 5, 1999

PORTFOLIO OF INVESTMENTS

October 31, 1999
--------------------------------------------------------------------------------
EQUITIES--96.67%
--------------------------------------------------------------------------------

  SHARES                                                                      VALUE
----------                                                                 ------------
BAHRAIN--8.81%
             FINANCIAL SERVICES--5.48%
 1,475,500   Bahrain International Bank (a)..............................  $   536,197
   766,800   Bahrain Middle East Bank (a)................................      335,607
   500,600   Investcorp Bank (a).........................................    1,762,112
                                                                           -----------
                                                                             2,633,916
                                                                           -----------
             TELECOMMUNICATIONS--3.33%
   988,200   Bahrain Telecommunications (a)..............................    1,598,965
                                                                           -----------
                                                                             4,232,881
                                                                           -----------
EGYPT--34.47%
             APPAREL & TEXTILES--0.69%
    18,950   Oriental Weavers............................................      331,487
                                                                           -----------
             BANKING--2.09%
    84,066   Commercial International Bank (CIB).........................    1,007,322
                                                                           -----------
             CONSTRUCTION--6.09%
    85,100   Orascom Construction (a)....................................    1,190,904
    90,711   Suez Cement.................................................    1,481,260
    15,000   Suez Cement--GDR (b)........................................      251,250
                                                                           -----------
                                                                             2,923,414
                                                                           -----------
             FINANCIAL SERVICES--1.42%
    55,100   EFG Hermes Holdings S.A.E--GDR (b)..........................      680,485
                                                                           -----------
             FOOD & BEVERAGE--3.24%
    17,000   Al Ahram Beverage--GDR (a)..................................      501,500
    35,710   Al Ahram Beverage--GDR (a) (b)..............................    1,053,445
        25   North Cairo Flour Mills.....................................          328
                                                                           -----------
                                                                             1,555,273
                                                                           -----------
             OIL & GAS--0.04%
       500   Egypt Gas...................................................       17,504
                                                                           -----------
             PHARMACEUTICALS--1.36%
    14,000   Egyptian International Pharmaceuticals (EIPICO).............      653,061
                                                                           -----------
             PROPERTY--1.86%
     9,000   Alexandria Real Estate Investment (c).......................      292,907
    56,000   Madinet Nasr City...........................................      601,306
        20   Misr for Hotels (Hilton)....................................          631
                                                                           -----------
                                                                               894,844
                                                                           -----------
             TELECOMMUNICATIONS--12.67%
   236,000   Egyptian Mobile Phone Network (a)...........................    6,087,837
                                                                           -----------
             TOBACCO--5.01%
   101,895   Eastern Tobacco.............................................    2,408,643
                                                                           -----------
                                                                            16,559,870
                                                                           -----------
ISRAEL--11.89%
             BANKING--2.51%
   505,817   Bank Hapoalim Ltd. (a)......................................    1,202,908
                                                                           -----------
             CONGLOMERATES--1.68%
    46,959   CLAL Industries and Investment (a)..........................      318,441
    12,785   Discount Investment Corporation.............................      487,377
                                                                           -----------
                                                                               805,818
                                                                           -----------
             ELECTRONICS--1.35%
    19,380   Elbit Systems...............................................      276,075
    15,710   Elron Electronic Industries.................................      370,658
                                                                           -----------
                                                                               646,733
                                                                           -----------
             FINANCIAL SERVICES--0.52%
     8,992   IDB Holding Corporation.....................................      251,107
                                                                           -----------
             GENERAL MANUFACTURING--0.97%
     5,133   Property and Building Corporation Ltd. (a)..................      467,735
                                                                           -----------
             PHARMACEUTICALS--4.15%
    41,204   Teva Pharmaceuticals--ADR...................................    1,993,244
                                                                           -----------

  SHARES                                                                      VALUE
----------                                                                 ------------
ISRAEL (CONCLUDED)
             TELECOMMUNICATIONS--0.71%
    84,168   Bezeq Israeli Telecom Corporation (a).......................  $   343,054
                                                                           -----------
                                                                             5,710,599
                                                                           -----------
JORDAN--5.26%
             BANKING--2.22%
     4,000   Arab Bank...................................................    1,066,254
                                                                           -----------
             CHEMICALS--2.24%
   210,000   Arab Potash.................................................    1,078,211
                                                                           -----------
             PROPERTY--0.80%
   241,600   Zara Investments (a)........................................      384,031
                                                                           -----------
                                                                             2,528,496
                                                                           -----------
LEBANON--2.37%
             BANKING--0.49%
    20,000   Banque Libanaise Pour le Commerce--GDR (a)..................      235,000
                                                                           -----------
             CONGLOMERATES--0.49%
    40,000   Lebanon Holdings (a)........................................      235,000
                                                                           -----------
             CONSTRUCTION--0.31%
   267,793   Societe Des Ciments Libanais (a)............................      150,634
                                                                           -----------
             PROPERTY--1.08%
    76,728   Solidiere A.................................................      517,914
                                                                           -----------
                                                                             1,138,548
                                                                           -----------
MOROCCO--7.64%
             BANKING--2.07%
     9,000   Wafabank....................................................      997,970
                                                                           -----------
             CONGLOMERATES--2.11%
     8,400   Omnium Nord Africain........................................    1,015,183
                                                                           -----------
             CONSTRUCTION--1.17%
     5,000   Cimenterie de l'Oriental (CIOR).............................      560,023
                                                                           -----------
             FOOD & BEVERAGE--1.96%
     5,400   Branoma.....................................................      604,276
     1,500   Brasseries du Maroc (BDM)...................................      335,709
                                                                           -----------
                                                                               939,985
                                                                           -----------
             PROPERTY--0.33%
     9,875   Credit Immobilier et Hotelier (CIH) (a).....................      158,724
                                                                           -----------
                                                                             3,671,885
                                                                           -----------
OMAN--4.70%
             BANKING--3.22%
   107,600   Commercial Bank of Oman (a).................................      519,840
    63,000   National Bank of Oman (a)...................................      646,372
    57,400   Oman International Bank (a).................................      378,696
                                                                           -----------
                                                                             1,544,908
                                                                           -----------
             INVESTMENT COMPANIES--1.48%
    59,270   Oryx Fund (a)...............................................      711,240
                                                                           -----------
                                                                             2,256,148
                                                                           -----------
TUNISIA--5.00%
             BANKING--3.51%
    10,000   Banque Internationale De Tunisie--GDR.......................       88,750
   180,000   Banque Internationale De Tunisie--GDR (b)...................    1,597,500
                                                                           -----------
                                                                             1,686,250
                                                                           -----------
             FINANCIAL SERVICES--1.49%
    10,000   Societe de Placement et de Developement (a).................      234,919
    12,000   Tunisie Leasing.............................................      483,262
                                                                           -----------
                                                                               718,181
                                                                           -----------
                                                                             2,404,431
                                                                           -----------
TURKEY--16.53%
             BANKING--4.63%
44,740,560   Turkiye Is Bankasi (C Shares)...............................      884,072
92,058,720   Yapi Kredi Bankasi..........................................    1,340,373
                                                                           -----------
                                                                             2,224,445
                                                                           -----------

  SHARES                                                                      VALUE
----------                                                                 ------------
TURKEY (CONCLUDED)
             CONGLOMERATES--4.59%
44,000,000   Haci Omer Sabanci Holdings SAE..............................  $ 1,304,158
   125,000   Haci Omer Sabanci Holdings SAE--GDR (b).....................      903,125
                                                                           -----------
                                                                             2,207,283
                                                                           -----------
             CONSUMER DURABLES--1.30%
16,900,000   Arcelik (a).................................................      623,947
                                                                           -----------
             ELECTRONICS--1.02%
 4,000,000   Vestel Electronic (a).......................................      490,879
                                                                           -----------
             FOOD & BEVERAGE--2.63%
 2,924,100   Migros......................................................    1,262,039
                                                                           -----------
             GENERAL MANUFACTURING--1.26%
 6,000,000   Koc Holdings (a)............................................      605,279
                                                                           -----------
             OIL & GAS--1.10%
 7,917,000   Tupras Turkiye Petrol Rafinerileri..........................      526,955
                                                                           -----------
                                                                             7,940,827
                                                                           -----------

TOTAL EQUITIES (cost $39,315,970)--96.67%................................   46,443,685
                                                                           -----------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--4.65%
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
  US$2,232   Agreement with State Street Bank and Trust Co., 3.50% dated
             10/29/99 to be repurchased 11/01/99 in the amount of
             $2,232,651 collateralized by $2,275,000 Federal National
             Mortgage Association, 6.00% due 9/24/01 (cost $2,232,000)...    2,232,000
                                                                           -----------

TOTAL INVESTMENTS (cost $41,547,970)--101.32%............................   48,675,685
Liabilities in excess of other assets -- (1.32)%.........................     (632,783)
                                                                           -----------
NET ASSETS (applicable to 2,807,169 shares; equivalent to $17.11 per share) -- 100.00%........................................................  $48,042,902
                                                                           ===========

-------------
   (a) Non-income producing security.

   (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically to qualified institutional buyers. These securities total $4,485,805 or 9.34% of net assets.

   (c) Fair valued security totalling $292,907 or 0.61% of net assets.

 ADR - American Depositary Receipt.

 GDR - Global Depositary Receipt.

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES

                                                              OCTOBER 31, 1999
                                                              -----------------
ASSETS
Investments in securities, at value (cost $41,547,970)......     $48,675,685
Cash (including foreign currency of $75,130 with a cost of
  $71,903)..................................................          75,873
Receivable for investments sold.............................       1,742,519
Dividends and interest receivable...........................         302,909
Deferred organizational expenses............................           1,621
Prepaid expenses............................................          33,164
                                                                 -----------
    Total assets............................................      50,831,771
                                                                 -----------

LIABILITIES
Payable for investments purchased...........................       2,466,610
Investment advisory fee payable.............................          50,234
Administration fee payable..................................          10,616
Accrued expenses and other liabilities......................         261,409
                                                                 -----------
    Total liabilities.......................................       2,788,869
                                                                 -----------

NET ASSETS
Common stock, $0.001 par value; 2,807,169 shares issued and
  outstanding (100,000,000 shares authorized)...............           2,807
Additional paid-in capital..................................      37,080,728
Accumulated net investment loss.............................        (583,210)
Accumulated net realized gain...............................       4,411,786
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currency...........       7,130,791
                                                                 -----------
    Net assets applicable to shares outstanding.............     $48,042,902
                                                                 ===========
NET ASSET VALUE PER SHARE...................................          $17.11
                                                                 ===========

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                FOR THE YEAR
                                                                    ENDED
                                                              OCTOBER 31, 1999
                                                              -----------------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $58,064).....     $  1,779,337
Interest....................................................           37,826
                                                                 ------------
                                                                    1,817,163
                                                                 ------------
EXPENSES
Investment advisory fees....................................          590,346
Legal and audit fees........................................          315,518
Custody and accounting fees.................................          250,311
Directors' fees and expenses................................          146,262
Administration fees.........................................          125,000
Amortization of organizational expenses.....................           73,757
Shareholder reports expense.................................           56,371
Insurance expense...........................................           37,734
New York Stock Exchange listing fee.........................           18,987
Transfer agent fees and expenses............................           14,344
Other expenses..............................................           26,012
                                                                 ------------
Total expenses..............................................        1,654,642
                                                                 ------------
Net investment income.......................................          162,521
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investments...............................................        4,987,546
  Foreign currency transactions.............................         (334,241)
Net change in unrealized appreciation/depreciation of:
  Investments...............................................       (1,586,413)
  Other assets and liabilities denominated in foreign
    currency................................................           13,911
                                                                 ------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................        3,080,803
                                                                 ------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS.......     $  3,243,324
                                                                 ============

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR        FOR THE YEAR
                                                                    ENDED               ENDED
                                                              OCTOBER 31, 1999    OCTOBER 31, 1998
                                                              -----------------   -----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income.......................................     $    162,521        $   161,037
Net realized gain on investments and foreign currency
  transactions..............................................        4,653,305          1,178,932
Net change in unrealized appreciation/depreciation of
  investments and other assets and liabilities denominated
  in foreign currency.......................................       (1,572,502)       (11,802,490)
                                                                 ------------        -----------
Total from investment operations............................        3,243,324        (10,462,521)
                                                                 ------------        -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
In excess of net investment income..........................        --                  (635,842)
From net realized gain on investments.......................       (1,538,329)        (2,930,105)
                                                                 ------------        -----------
Total dividends and distributions...........................       (1,538,329)        (3,565,947)
                                                                 ------------        -----------
Net increase (decrease) in net assets.......................        1,704,995        (14,028,468)

NET ASSETS
Beginning of year...........................................       46,337,907         60,366,375
                                                                 ------------        -----------
End of year.................................................     $ 48,042,902        $46,337,907
                                                                 ============        ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") was incorporated in the State of Maryland on July 29, 1994, as a non-diversified, closed-end management investment company. Prior to commencing operations on November 4, 1994, the Fund had no operations other than the sale to Foreign & Colonial Emerging Markets Limited (the "Investment Adviser") of 7,169 shares of common stock for $100,008 on October 25, 1994. Organizational costs of $370,000 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS--Portfolio securities for which market quotations are readily available are valued at the last sale price prior to the time of determination if there was a sale on the date of determination or if there was no sale on such day, at the mean between the last current bid and asked prices, or if there was no asked price, the bid price. Securities for which reliable market quotations or pricing services are not readily available are valued at fair value using methods determined in good faith by, or under procedures established by the Fund's Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days.

REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing rates of exchange on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gain for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

At October 31, 1999, the Fund reclassified $77,231, attributable primarily to realized foreign currency losses during the year ended October 31, 1999, from accumulated net realized gain to accumulated net investment loss. Net assests and net investment income of the Fund were not affected by such reclassification.

U.S. FEDERAL INCOME TAXES--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

FOREIGN TAXES--The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the foreign countries in which it invests. Withholding taxes on foreign dividends and interest have been provided for in accordance with the applicable tax requirements.

NOTE 2  INVESTMENT ADVISER AND ADMINISTRATOR

The Investment Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. As compensation for its services, the Investment Adviser is paid a monthly fee at the annual rate of 1.25% of the value of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber, Inc., provides administrative services to the Fund under an Administration Agreement. As compensation for its services, the Administrator is paid a monthly fee at the annual rate of 0.15% of the value of the Fund's average weekly net assets, subject to a minimum annual fee of $125,000.

NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at October 31, 1999 was $42,186,040. Accordingly, net unrealized appreciation of investments of $6,489,645 was comprised of gross appreciation of $8,702,608 for those investments having an excess of value over cost and gross depreciation of $2,212,963 for those investments having an excess of cost over value.

For the year ended October 31, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $41,944,589 and $42,344,631, respectively.

NOTE 4  CONCENTRATION OF RISK

Investment in Middle East issuers involves certain risks and special considerations which are not typically associated with investing in securities issued by U.S. or Western European companies or governments, as a result of, among other things, future political and economic developments and the level of governmental supervision and regulation of the securities markets. In particular, securities markets and currencies of many Middle East countries, similar to those of other emerging market countries, have been subject to substantial price volatility and sudden market declines. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 5  CAPITAL STOCK

There were no transactions in common stock for the years ended October 31, 1998 and October 31, 1999.

At October 31, 1999, The Foreign & Colonial Emerging Markets Investment Trust, The Global Emerging Markets Ex-Pacific Asia Fund and The Global Emerging Markets Investment Co., each of whom are deemed to be affiliates of the Investment Adviser under U.S. securities laws, owned 84,215, 9,197 and 2,886 shares, respectively, of the Fund.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below.

                                                                                               FOR THE PERIOD
                                                  FOR THE YEAR ENDED OCTOBER 31,             NOVEMBER 4, 1994*
                                        --------------------------------------------------        THROUGH
                                          1999          1998          1997          1996      OCTOBER 31, 1995
                                        --------      --------      --------      --------   ------------------
Net asset value, beginning of
 period...............................  $ 16.51       $ 21.50       $ 15.37       $ 13.45          $ 14.04**
                                        -------       -------       -------       -------          -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS
Net investment income (loss)..........     0.06          0.06          0.01         (0.03)            0.02
Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions................     1.09         (3.78)         6.33          1.95            (0.06)
                                        -------       -------       -------       -------          -------
  Total from investment operations....     1.15         (3.72)         6.34          1.92            (0.04)
                                        -------       -------       -------       -------          -------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
In excess of net investment income....    --            (0.23)        --            --            --
From net realized gain on
 investments..........................    (0.55)        (1.04)        (0.21)        --            --
                                        -------       -------       -------       -------          -------
  Total dividends and distributions...    (0.55)        (1.27)        (0.21)        --            --
                                        -------       -------       -------       -------          -------
CAPITAL SHARE TRANSACTIONS
Offering costs charged to additional
 paid-in capital......................    --            --            --            --               (0.55)
                                        -------       -------       -------       -------          -------
Net asset value, end of period........  $ 17.11       $ 16.51       $ 21.50       $ 15.37          $ 13.45
                                        =======       =======       =======       =======          =======
Market value, end of period...........  $ 13.25       $13.375       $ 17.75       $12.375          $ 11.00
                                        =======       =======       =======       =======          =======
Total investment return (a)...........     3.23%       (19.01)%       45.46%        12.50%          (21.65)%
                                        =======       =======       =======       =======          =======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)...........................  $48,043       $46,338       $60,366       $43,157          $37,756
Ratio of expenses to average net
 assets...............................     3.50%         2.91%         2.89%(b)      3.16%(b)          2.99%(c)(d)
Ratio of net investment income (loss)
 to average net assets................     0.34%         0.29%         0.06%(b)     (0.23)%(b)          0.13%(c)(d)
Portfolio turnover....................       94%           45%           57%           30%              19%

-------------
NOTES:

 * Commencement of operations.

** Initial public offering price of $15.00 per share less an average underwriting discount of $0.96 per share.

(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions. Total investment return for a period of less than one year is not annualized.

(b) The Administrator waived a portion of its fees during the years ended October 31, 1997 and 1996. If such waivers had not been made, the ratio of expenses to average net assets would have been 2.92% and 3.25%, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.03% and (0.32)%, respectively.

(c) Annualized.

(d) The Investment Adviser and Administrator waived a portion of their fees during the period. If such waivers had not been made, the ratio of expenses to average net assets would have been 3.11% and the ratio of net investment income to average net assets would have been 0.01%.

                 See accompanying notes to financial statements

REPORT OF THE INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Foreign & Colonial Emerging Middle East Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period November 4, 1994 (commencement of operations) through October 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York

December 13, 1999

CORPORATE INFORMATION

DIRECTORS

Fred Arthur Rank Packard, Chairman
Bassam Aburdene
Abdulwahab Al-Mulla
Karen J. Clarke
Albert Francke
Walter M. Noel, Jr.
David C. Patterson

OFFICERS

Karen J. Clarke     President, Treasurer & Secretary
Arnab Banerji       Executive Vice President
Jeffrey Chowdhry    Executive Vice President
James Graham-Maw    Vice President
David McIlroy       Vice President

INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY

ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

FC99A

                                                                          [LOGO]

The Foreign & Colonial Emerging Middle East Fund, Inc.
51 West 52nd Street
New York, NY 10019
Telephone: 212-713-2848
Fax: 212-713-4058

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY
Telephone: 44-171-628-1234
Fax: 44-171-628-2281

[LOGO]